Exhibit 99.1

Tyfon, a Leading Art Marketplace, to Become a Public Company

Through Business Combination with Global Technology Acquisition Corp. I

●	Tyfon is a contemporary art marketplace in China with a differentiated offline to online (“O2O”) platform

●	Compelling revenue and gross profit CAGRs of ~49% and ~52% (2021A-2024E), respectively

●	Attractive and profitable, net income of $23 million (2023A) and Adjusted EBITDA of $34 million (2023A)

●	Estimated post-transaction enterprise value of $434 million

●	No minimum cash condition due to Tyfon’s healthy balance sheet position

ZEPHYR COVE, NEVADA and SUZHOU, CHINA, May 15, 2024 – Global Technology Acquisition Corp. I (NASDAQ: GTAC) (“GTAC”), a special purpose acquisition company, and Tyfon Culture Holdings Limited (“Tyfon”), a well-recognized O2O Chinese art marketplace, have entered into a definitive business combination agreement (the “Business Combination Agreement”), pursuant to which Tyfon would become publicly listed. The proposed business combination (the “Business Combination”) is expected to close in the second half of 2024, subject to customary closing conditions, including regulatory and shareholder approvals. Upon closing of the Business Combination, the combined company will be named Tyfon Culture Inc. and will continue to be listed on the Nasdaq Stock Market under the ticker symbol “TFCI.”

Tyfon is a leading art marketplace in China, with a proprietary O2O business model that combines the benefits of in-person art experiences and exhibitions with an innovative online marketplace that offers greater transaction efficiencies, authentication, traceability, and data repository. Tyfon has demonstrated very significant growth in the contemporary Chinese art market (i.e., artworks created after 1949), with Tyfon becoming the largest painting trading intermediary in China, as measured by transaction value in 2022, according to a Frost & Sullivan report. With $906 million in Gross Merchandise Value transacted on the platform from 2021 through 2023 and over 110,000 registered users as of 2023, Tyfon is a major art marketplace in China.

“It is our great pleasure to have found Tom and the GTAC team earlier this year. We have since engaged in deep discussions with the GTAC team about our business and the vast market we serve, and believe that they can help take our business to the next level. With extensive experience in capital markets, mergers and acquisitions, and a profound understanding of the Asian markets, Tom and his colleagues check all the boxes of great long-term partners of ours. We look forward to continuing to provide quality services to our customers, and are thrilled to be able to deliver more diversified products and expand into overseas art markets in the near future,” said Ting Hu, Founder and Chairwoman of Tyfon.

“Tyfon’s leadership in contemporary Chinese art sales, its compelling operating fundamentals, its strong cash position, and its proven track record of success give us great confidence in its future prospects as a Nasdaq-listed company. Our team is committed to helping Tyfon reach new heights, and we are deeply excited to be working with an experienced and visionary management team. We have had the opportunity to see the power of the O2O business model in-person and experience firsthand Tyfon’s management’s passion for art. We look forward to supporting Tyfon in achieving its mission as the world’s leading offline and online global art marketplace,” said Thomas D. Hennessy, Chairman and CEO of GTAC.

Through its partnership with GTAC, Tyfon expects to be uniquely positioned to expand its art marketplace platform internationally and to expand its offerings in product categories and technology services. Upon closing of the Business Combination, the senior leadership of Tyfon will continue to manage the combined company, and two of the seven directors will initially be appointed by GTAC.

Transaction Terms & Financing

The combined company will have an estimated post-transaction enterprise value of $434 million, based on a pre-money equity value for Tyfon of $428 million and assuming 57% redemptions by GTAC’s existing public shareholders and an anticipated $10 million PIPE investment. Net proceeds raised from the Business Combination will be used to fund future growth opportunities. The Business Combination is not subject to a minimum cash condition.

The Business Combination has been unanimously approved by the Boards of Directors of both Tyfon and GTAC.

Additional information about the Business Combination, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by GTAC with the U.S. Securities and Exchange Commission (the “SEC”). Additional information about the proposed Business Combination will be described in GTAC’s registration statement on Form F-4 to be filed with the SEC, which will include a proxy statement/prospectus. GTAC also will file other documents regarding the Business Combination with the SEC.

Advisors

K&L Gates LLP is serving as legal advisor to Tyfon. Sidley Austin LLP is serving as legal advisor to GTAC. CMD Global Partners, LLC is serving as financial advisor to Tyfon.

About Tyfon Culture Holdings Limited

Founded in 2013 and headquartered in Suzhou, Jiangsu Province, China, Tyfon is a leading contemporary Chinese art trading platform for well-known contemporary Chinese paintings. Tyfon acts as an agent by matching the needs of contemporary Chinese paintings sellers (including artists and painting owners) with buyers. More information about the company is available at https://en.tyfon.com.cn/.

About Global Technology Acquisition Corp. I

Global Technology Acquisition Corp. I is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. For more information, visit www.globaltechnologyacquisitioncorp.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated post-transaction enterprise value of the combined company, redemptions by GTAC’s shareholders, future capital investments or commitments (including any anticipated PIPE investment), future product and services offering or the timing thereof and expectations related to the terms and timing of the Business Combination, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of GTAC’s and Tyfon’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of GTAC and Tyfon believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of GTAC and Tyfon cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Business Combination, which is expected to be filed by GTAC with the SEC and other documents filed by GTAC from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither GTAC nor Tyfon can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the inability of the GTAC and Tyfon to successfully or timely consummate the Business Combination due to the failure to obtain approval from GTAC’s shareholders or to satisfy other closing conditions in the Business Combination Agreement; the occurrence of any event that could give rise to the termination of the Business Combination Agreement; the ability to recognize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Tyfon; the amount of redemption requests made by GTAC’s public shareholders; costs related to the Business Combination; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the outcome of any potential litigation, government or regulatory proceedings; the ability of GTAC and/or Tyfon to raise capital, including the amount of such capital raise, and the terms on which any capital is raise; economic and social development and government policies in the PRC; the ability of Tyfon to anticipate and respond to the changes in customer preferences and demands; the ability of Tyfon to maintain and enlarge business relationships with its customers; risks relating to the appraisal, certification, verification and pricing of collectibles; the ability of Tyfon to host successful offline exhibitions and promotions and maintain its sales and marketing activities; Tyfon’s exposure to concentration risks in terms of revenue generation; Tyfon’s exposure to reputation risks and losses in the event of title claims, copyright claims and other liabilities from sales of collectibles; the risk of system disruptions or other hacking or phishing attacks on Tyfon’s system and security breaches; the risk of Tyfon’s failure to comply with the evolving laws, regulations and government policies, including regarding privacy and data protection; Tyfon’s exposure to rapid changes in technology and the inability to keep up with technological developments; the risk of the loss, damage or theft of the collectibles; and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by GTAC with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2023 of GTAC and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither GTAC nor Tyfon presently know or that GTAC and Tyfon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of GTAC and Tyfon as of the date of this press release. Subsequent events and developments may cause those views to change. However, while GTAC and Tyfon may update these forward-looking statements in the future, there is no current intention to do so and GTAC and Tyfon disclaim any obligation to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of GTAC or Tyfon as of any date subsequent to the date of this press release.

Industry and Market Data

This press release also contains information, estimates and other statistical data derived from third party sources. Such information involves a number of assumptions and limitations and due to the nature of the techniques and methodologies used in market research, and the third-party sources cannot guarantee the accuracy of such information. You are cautioned not to give undue weight on such estimates. Neither GTAC nor Tyfon has independently verified such third-party information, and makes no representation, express or implied, as to the accuracy, completeness, timeliness, reliability or availability of, such third-party information. GTAC and Tyfon may have supplemented such information where necessary, taking into account publicly available information about other industry participants.

No Offer or Solicitation

This press release is not an offer to sell or exchange, a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination and related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information

In connection with the Business Combination, GTAC intends to file with the SEC a registration statement on Form F-4, including a proxy statement, and after the registration statement is declared effective, GTAC intends to mail the definitive proxy statement/prospectus relating to the Business Combination to its shareholders. This press release does not contain all the information that should be considered concerning the Business Combination and is not a substitute for the registration statement, proxy statement or for any other document that GTAC may file with the SEC in connection with the Business Combination. TYFON’S AND GTAC’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS THE OTHER DOCUMENTS FILED IN CONNECTION WITH THE BUSINESS COMBINATION, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT TYFON, GTAC AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies, once available, of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC without charge at the SEC’s website at www.sec.gov, or by directing a request to: GTAC, 195 US Hwy 50, Suite 309, Zephyr Cove, NV 89448; Tel: (307) 203-7980.

Participants in the Solicitation

GTAC, Tyfon and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from GTAC’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of GTAC’s shareholders in connection with the Business Combination will be set forth in GTAC’s registration statement to be filed with the SEC in connection with the Business Combination. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of GTAC’s shareholders generally, will be included in preliminary proxy statement/prospectus, when available, and the definitive proxy statement/prospectus, when available. Shareholders, potential investors and other interested persons should read the preliminary proxy statement/prospectus, when available, and the definitive proxy statement/prospectus, when available, carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that Tyfon’s management uses to evaluate its operations, measure its performance and make strategic decisions, including Adjusted EBITDA. Adjusted EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization as adjusted for non-recurring listing expenses. GTAC and Tyfon believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating Tyfon’s operating results in the same manner as management of Tyfon. These non-GAAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with U.S. GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such measures may not be directly comparable to similarly titled measures of other companies. See below for a reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measures.

(unaudited, $ in millions)	2023A
Net income	$23.1
Add: Income tax expenses	$8.6
Total income before income tax expense	$31.7
Add: Listing expenses –nonrecurring	2.3
Add: Interest expense	-
Add: Depreciation and amortization	0.4
Adjusted EBITDA (non-GAAP)	$34.4

Investor Relations Contact:

Robin Yang

ICR, LLC

(646) 224-6971

Tyfon.IR@icrinc.com